UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2017

Nodechain, Inc., Formerly Known as Vapetek, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-54994	46-3021464
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

580 W Cheynne Ave. STE 160 North Las Vegas, NV	89030
(address of principal executive offices)	(zip code)

(714) 916-9321
(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 1, 2017, the Company’s Board of Directors and controlling shareholders approved to change the name of the Company from Vapetek, Inc. to Nodechain, Inc.

The name change was also approved by a majority shareholder vote without conducting a shareholders’ meeting as permitted by the Delaware Corporation Act.

On December 1, 2017, we filed a Certificate of Amendment with the Delaware Secretary of State to change our name from Vapetek, Inc. to Nodechain, Inc. The effective date of the name change shall be upon the acceptance of the Certificate of Amendment with the Secretary of State of the State of Delaware. The Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

A. None

B. Exhibits

NUMBER	EXHIBIT

3.1	Certificate of Amendment of Certificate of Incorporation

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nodechain, Inc., FKA Vapetek, Inc.

Dated: December 6, 2017	/s/ Andy Michael Ibrahim,
Andy Michael Ibrahim,
Chief Executive Officer